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                                                                 Exhibit 10.2

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

                            CITADEL TECHNOLOGY, INC.

  Warrant for the Purchase of Shares of Common Stock, par value $.01 per share

No. 1                                                           750,000 Shares

         THIS CERTIFIES that, for value received, Icarus Investments I, Ltd., a Texas limited partnership (the "Holder"), is entitled to subscribe for and purchase from Citadel Technology, Inc., a Delaware corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time after June 29, 1998 until 5:00 P.M. on July 1, 1999, Central time (the "Exercise Period"), up to 750,000 shares of the Common Stock of the Company at an exercise price of (i) for up to 250,000 shares, $2.00 per share and (ii) for up to an additional 500,000 shares, $3.00 per share (the "Exercise Price"). The number of shares of Common Stock issuable upon exercise of the Warrants (collectively, the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

         1. EXERCISE. This Warrant may be exercised at any time during the Exercise Period as to the whole or any lesser number of whole Warrant Shares, by the surrender of this Warrant (with the election form at the end hereof duly executed) to the Company at its office at 3811 Turtle Creek Boulevard, Suite 600, Dallas, Texas 75219, attention: President, or at such other place as the Company may designate in writing, together with a cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised.

         2. TITLE. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares



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issuable upon such exercise, notwithstanding that the transfer books of the
Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

         3. TRANSFER AND RESTRICTIONS ON TRANSFER. (a) This Warrant and any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes. The Company shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person. The Company shall not be liable for any registration or transfer of Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary, unless such registration or transfer is made with the Company's actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. The Company shall have no obligation to cause Warrants to be transferred on its books to any person unless such transfer is registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws or unless the Company receives an opinion of counsel to the Holder, which counsel and opinion are reasonably satisfactory to the Company, that the Warrant may be transferred in the manner contemplated without an effective registration statement under the Act or applicable state securities laws.

         (b) The Holder acknowledges that the Holder has been advised by the Company that neither this Warrant nor the Warrant Shares have been registered under the Act, that this Warrant is being or has been issued and the Warrant Shares may be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering, and that the Company's reliance thereon is based in part upon the representations made by the original Holder. The Holder acknowledges that he has been



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informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of this Warrant or the Warrant Shares shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of this Warrant or such Warrant Shares is registered under the Act, it being understood that the Company has no obligation or intention to so register this Warrant or the Warrant Shares except as specifically provided herein, or (ii) this Warrant or such Warrant Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 may not be available at the time of the original issuance of this Warrant for the sale of this Warrant or the Warrant Shares and that there can be no assurance that Rule 144 sales will be available at any subsequent time, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Act.

         4. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. If the Company shall at any time after the date the Warrants were first issued (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), or (v) make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way of return of capital; then, in each case, the Exercise Price and the number of Warrant Shares in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

         5. MERGER. (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, or such leasing or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease, or conveyance and (ii) make effective provision in its



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certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 4.

         (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property, including, without limitation, a reverse subsidiary merger) of the shares of Common Stock (other than a change in par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 4.

         (c) The above provisions of this Section 5 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

         6. COVENANTS OF COMPANY.

         (a) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

         (b) If at any time the Company shall propose to:

         (i) pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

         (ii) issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or



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         (iii) effect any reclassification or change of outstanding shares of
Common Stock, or any consolidation, merger, sale, lease, or conveyance of property, described in Section 5; or

         (iv) effect any liquidation, dissolution, or winding-up of the Company; or

         (v) take any other action which would cause an adjustment to the Exercise Price;

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 15 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such action which would require an adjustment to the Exercise Price.

         7. EXPENSES OF EXERCISE. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         8. REGISTRATION OF WARRANT SHARES.

         (a) If any Warrant Shares are outstanding, the Company shall provide written notice to the Holder of its intention to file any registration statement with the Commission (other than a registration statement on Form S-8 or Form S-4) in connection with any public offering involving the Company's Common Stock. If the Holder desires to elect to sell its Warrant Shares in connection with the registration statement, the Holder shall provide written notice to the Company within five days of its intention to sell all or any multiple of 20% of its original Warrant Shares. The Company shall use its best efforts to include such Warrant Shares requested by the Holder in such registration statement, to the extent requisite to permit the public offering and sale of the Warrant



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Shares, and will use its best efforts to cause such registration statement to become effective as promptly as practicable. In the event the registration statement is filed on behalf of the Company (as opposed to other selling stockholders), if the managing underwriter or underwriters of the proposed offering advise the Company that the success of the offering would be materially and adversely affected by the inclusion of all of the shares requested to be included, then the number of shares to be included for any persons other than the Company shall be reduced or limited (i) as between the selling shareholders and the Company, in the sole and absolute discretion of the Board of Directors of the Company, and (ii) as between the selling shareholders, pro rata based upon the total number of shares held by such shareholders on a fully diluted basis. As used herein, the "Warrant Shares" shall not include Shares that have been previously sold or that may be resold pursuant to Rule 144 promulgated under the Act or other available exemption. Notwithstanding the foregoing, the Company shall in no event be required to keep any such registration or qualification in effect for a period in excess of 90 days or after two years from the date on which the Holder purchased such Warrant Shares.

         (b) In connection with registration of securities pursuant to this Section, the Holder shall pay all fees and expenses with respect to its shares, including the proportionate part, based upon the number of the Holder's shares sold in relation to all shares to be sold, of broker/dealer commissions, underwriting discounts, the expenses of such underwriter, and fees and disbursements of counsel of the Holder and any stock transfer taxes incurred with respect of the Warrant Shares of the Holder. The Company shall bear all other expenses incurred in connection with such registration statement, including Commission filing fees.

         9. STOP TRANSFER LEGEND. Unless registered pursuant to Act, the Warrant Shares issued upon exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS
         (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS."



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         10. REPLACEMENT OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant and
(i) in the case of any such loss, theft or destruction upon delivery of indemnity satisfactory to the Company in form and amount or, (ii) in the case of any such mutilation upon surrender of such warrant for cancellation of the principal office of the Company, upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

         11. NO RIGHTS AS STOCKHOLDER. The Holder of any Warrant shall not have solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

         12. CHOICE OF LAW. This Warrant has been negotiated and consummated in the State of Texas and shall be construed in accordance with the laws of the State of Texas applicable to contracts made and performed within such State, without regard to principles governing conflicts of law.

         13. JURISDICTION. The Company irrevocably consents to the jurisdiction of the courts of the State of Texas and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant, or a breach of this Warrant or any such document or instrument. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear to answer such summons, complaint or other process. Should the Company so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint or other process so served.

         14. SEVERABILITY. Any provision contained in this Warrant which is prohibited or unenforceable by law shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions contained in this Warrant.

         15. HEADINGS. The descriptive headings of the several Sections of this Warrant are inserted for convenience only and do not constitute part of the Warrant.

Dated:  June 29, 1998.


CITADEL TECHNOLOGY, INC.

By:     /s/ STEVEN B. SOLOMON
       ---------------------------------
         Steven B. Solomon, President



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To:  Citadel Technology, Inc.
3811 Turtle Creek Boulevard
Suite 600
Dallas, Texas  75219

ELECTION TO EXERCISE

The undersigned hereby exercises his or its rights to purchase ___________ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $___________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:


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(Print Name, Address and Social Security
or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:
       -------------------------

Name:

-----------------------------
(Print)

Address:

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----------------------------
(Signature)



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